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                                                                   Exhibit 10.42






                             STYROCHEM FINLAND OY
                              SECURITY AGREEMENT

                         Dated as of December 29, 1999


         In consideration of credit extended under Third Amended and Restated Revolving Credit and Security Agreement dated as of December 29, 1999 ("the Credit Agreement") between WINCUP HOLDINGS, INC., RADNOR CHEMICAL CORPORATION, STYROCHEM U.S., LTD., RADNOR HOLDINGS CORPORATION, RADNOR DELAWARE, INC., STYROCHEM DELAWARE, INC. and WINCUP TEXAS, LTD. and STYROCHEM EUROPE (THE NETHERLANDS) B.V., STYROCHEM FINLAND OY, THERMISOL DENMARK A/S, THERMISOL SWEDEN AB and THERMISOL FINLAND OY, BANK OF AMERICA, N.A. and each of other financial institutions which are and such financial institutions which become a party to the "Credit Agreement" (Bank of America and such other financial institutions, collectively, the "Lenders" and individually a "Lender") and Bank of America, as administrative and collateral agent for the Lenders, the Agent and Styrochem Finland Oy hereby agree as follows (with certain terms used herein being defined in Article 1 of the Credit Agreement and in Article 6 of this Agreement):
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                                   ARTICLE 1

                               SECURITY INTEREST
                               -----------------

          Section 1.01 (a) Security Interest.  To secure the payment, observance
                           -----------------
and performance of the European Obligations, Styrochem Finland Oy hereby agrees to establish a Business Mortgage (i.e. "yrityskiinnitys", also referred to in English as a floating charge) in respect of the Collateral in favor of the Agent for the ratable benefit of the Lenders. The Business Mortgage granted by Styrochem Finland Oy is evidenced by Promissory Notes registered in the Finnish Business Mortgage Register. The Promissory Notes are in the form set forth in
Exhibit 1. to this Agreement. By delivering such registered Promissory Notes to the Agent or to the Agent's designated representative in Finland, the Borrowers are entitled to draw under the Credit Agreement within the limits and under the conditions set forth in the Credit Agreement. Styrochem Finland Oy will ensure that the aggregate Dollar equivalent of the principal amount in Finnish Markka of the registered Promissory Notes together with any other European Collateral shall be sufficient to satisfy the requirement for the European Borrowing Base set out in Section 2.1A in the Credit Agreement. Styrochem Finland Oy will, forthwith upon demand from the Agent, deliver to the Agent or the Agent's representative in Finland additional registered Promissory Note or Notes in an amount which will ensure compliance with this Section 1.01(a).

          (b) Assigning,  Delivering and Pledging Existing Promissory Notes.
              --------------------------------------------------------------
Styrochem Finland Oy hereby agrees to the Prior U.K. Agent assigning and delivering any and all of the current Promissory Notes registered in the Finnish Business Mortgage Register and pledged in favor of the Prior U.K. Agent to the Agent for the purpose of granting to the Agent the Business Mortgage described in Section 1.01 (a) above.

          (c) Continued Priority of Security Interest.  The Business Mortgage
              ---------------------------------------
shall at all times be valid, and enforceable against Styrochem Finland Oy and all third parties, in accordance with the terms hereof, as security for the European Obligations, and the Collateral shall not at any time be subject to any Lien that is prior to, on a parity with or junior to the Busi-

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ness Mortgage, except as required by mandatory Finnish law and as to any
Permitted Encumbrance.

          (d) Required Action.  Styrochem Finland Oy shall take all action that
              ---------------
may be necessary or desirable, or that the Agent may request, so as at all times to maintain the validity, enforceability and priority of the Business Mortgage in the Collateral in conformity with the requirements of Section 1(c), or to enable the Agent to protect, exercise or enforce the Lenders' rights hereunder and in the Collateral, including but not limited to (i) executing the Promissory Note(s) mentioned in Section 1.01 (a) and registering the same in the Finnish Trade Register (ii) immediately discharging all Liens in respect of the Collateral other than Permitted Encumbrances, and (iii) obtaining landlords' or mortgagees' lien waivers (if any) .

          Section 1.02 Styrochem Finland Oy Remains Obligated; The Lenders Not
                       -------------------------------------------------------
Obligated.  The grant by Styrochem Finland Oy to the Lenders or to the Agent for
---------
the ratable benefit of the Lenders of the Business Mortgage in the Collateral shall not relieve Styrochem Finland Oy from the performance of any term, covenant, condition or agreement on its part to be performed or observed under or in respect of any of the Collateral or from any liability to a Person under or in respect of any of the Collateral or impose any obligation on the Agent to perform or observe any such term, covenant, condition or agreement on Styrochem Finland Oy's part to be so performed or observed or impose any liability on the Agent for any act or omission on the part of Styrochem Finland Oy relative thereto.

          Section 1.03 Disposition of Collateral. Styrochem Finland Oy will make
                       -------------------------
no disposition of the Collateral except  in the ordinary course of business.

          Section 1.04 Defense of Agent's and Lenders' Interests. Until (a)
                       -----------------------------------------
payment and performance in full of all of the European Obligations and (b) termination of the Credit Agreement as to the European Borrowers, the Business Mortgage shall continue in full force and effect. During such period Styrochem Finland Oy shall not, without the Agent's prior written consent, pledge, sell (except Inventory and other Collateral in the ordinary course of business), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral.

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Styrochem Finland Oy shall defend Agent's and Lenders' interests in the
Collateral against any and all Persons whatsoever.

                                   ARTICLE 2

                          CERTAIN REPRESENTATIONS AND
                          ---------------------------
                       WARRANTIES OF STYROCHEM FINLAND OY
                       ----------------------------------

        In order to induce the Lenders to extend credit under the Credit Agreement, Styrochem Finland Oy represents and warrants as follows:

          Section 2.01 Organization; Power.  Styrochem Finland Oy is a
                       -------------------
corporation duly organized and validly existing under the laws of Finland, has the corporate power and authority to own its property and to carry on its business as now being conducted.

          Section 2.02 Authorization and Compliance of Agreement.  Styrochem
                       -----------------------------------------
Finland Oy has the corporate power, and has taken all necessary corporate action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by Styrochem Finland Oy and is the legal, valid and binding obligation of Styrochem Finland Oy. The execution, delivery and performance of this Agreement in accordance with its terms does not and will not (i) require (a) any Governmental Approval (other than the registration of the Business Mortgage by the Finnish National Board of Patents and Registration), or (b) any consent or approval of the stockholders of Styrochem Finland Oy, (ii) violate or conflict with, result in a breach of, or constitute a default under, (a) any Contract to which Styrochem Finland Oy is a party or by which any of its properties may be bound or (b) any applicable law or (iii) result in or require the creation of any Lien upon any assets of Styrochem Finland Oy, other than the Business Mortgage.

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                                   ARTICLE 3

                                   COVENANTS
                                   ---------

          Unless the Lenders shall otherwise consent in writing:

          A. General.
             -------

          Section 3.01 Preservation of Existence, Scope of Business,
                       ---------------------------------------------
Compliance with Law.  Styrochem Finland Oy shall (a) preserve and maintain its
-------------------
corporate existence, (b) engage only in businesses in substantially the same fields as the businesses conducted on the day of signing this Agreement and (c) comply with all applicable law.

          Section 3.02 (a) Ownership and Defense of Collateral. Styrochem
                           -----------------------------------
Finland Oy shall at all times (i) be the owner of the Collateral free from any right, title or interest of any Person except Permitted Encumbrances and (ii) defend the Collateral against the claims and demands of all Persons.

          (b) No Pledging of Securities. Styrochem Finland Oy shall not pledge
              -------------------------
any of its securities in favour of any other Person than the Lenders.

          Section 3.03 (a) Chief Executive Office. Styrochem Finland Oy shall
                           ----------------------
maintain its chief executive office and, if different from its chief executive office, each office where the books and records relating to any Receivables are kept only at, or, in the case of such books and records, in transit to, a location of which the Agent has received not less than 60 days prior notice.

          (b) Change of Name, Identity, etc. Styrochem Finland Oy shall not
              -----------------------------
change its name or identity without the Agent's permission in writing.

          (c) Invoices.  Styrochem Finland Oy shall not use any invoice
              --------
identifying the seller of the goods or provider of the services to which such invoice relates by a name other than Styrochem Finland Oy's corporate name provided, however, that Styrochem Finland Oy may use any parallel or supplementary trade name, provided it has been registered in the Trade Register.

          Section 3.04 Taxes; Compliance.  Styrochem Finland Oy shall (a) pay or
                       -----------------
cause to be paid all taxes, assessments and governmental charges levied or assessed or imposed

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upon or with respect to any of the Collateral and (b) comply with (i) all laws, rules and regulations applicable to its business or the Collateral and (ii) the terms and provisions of all leases, mortgages, and other agreements relating to premises whereby Collateral is located.

          Section 3.05 (a) Property Insurance. (i) Styrochem Finland Oy shall
                           ------------------
insure the Inventory against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as the Agent shall from time to time specify, in amounts and under policies issued by insurers acceptable to the Agent, and all premiums thereon shall be paid by Styrochem Finland Oy and copies of the policies delivered to the Agent.(ii) All insurance policies required under this Section 3.05(a) shall contain loss payable clauses in the form and substance satisfactory to the Agent, and shall name the Agent for the ratable benefit of the Lenders as loss payee as its interests may appear, and provide
(A) that all proceeds thereunder in excess of USD 100,000 or the equivalent amount in Finnish Markka, the lawful currency of Finland, shall be payable to the Agent for the ratable benefit of the Lenders, (B) no such insurance shall be affected by any act or neglect of the insurer or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be canceled, amended or terminated unless at least 30 days prior notice is given to the Agent, (iii) Proceeds of such insurance paid to the Lenders or to the Agent for the ratable benefit of the Lenders shall, prior to an Event of Default, be held by the Agent as cash collateral and, after an Event of Default, at the option of the Agent, be so held or applied to the payments of such of the Obligations as the Agent may elect to the extent permitted by law. (iv) Styrochem Finland Oy will not use or permit any part of the Inventory or any part of the Equipment to be used unlawfully or outside of any insurance coverage.

          Section 3.06 Inspection.  The Lenders (by any of its officers or
                       ----------
employees) shall have upon reasonable prior notice the right at any time or times during the business hours of Styrochem Finland Oy to (a) inspect the Collateral, all records and files relating thereto and the premises upon which any of the Collateral is located, (b) discuss with any Person, and each such Person is hereby authorized to discuss with the Lenders, Styrochem Finland Oy's business, assets, liabilities, financial condition, results of operation and business prospects, provided that the Lenders inform Styrochem Finland Oy of such discussions prior

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to or as soon as possible after they have occurred, (c) upon reasonable prior notice verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral and (d) upon reasonable prior notice review, audit and make extracts from all records and files related to any of the Collateral. Styrochem Finland Oy hereby authorizes each of the Lenders and the Agent, and will deliver to the Lenders and the Agent any instrument necessary for them, to obtain records from any service bureau maintaining records on behalf of Styrochem Finland Oy.

          Section 3.07 Maintenance.  Styrochem Finland Oy shall maintain all
                       -----------
physical property that constitutes Collateral in good condition, with reasonable allowance for wear and tear, and shall exercise proper custody over all such property.

          Section 3.08 Notice of Diminution of Value.  Styrochem Finland Oy
                       -----------------------------
shall give prompt notice to the Agent of any matter or event which has resulted in, or may result in, the actual or potential diminution in value of any of its Collateral other than diminutions which are insignificant in amount.

          Section 3.09 Information.  In addition to such other information as
                       -----------
shall be specifically provided for herein, Styrochem Finland Oy shall furnish to the Agent such other information with respect to the Collateral as the Agent may reasonably request from time to time.

          B. Receivables.
             -----------

          Section 3.10 (a) Status of Receivables.  Each Receivable (i) shall at
                           ---------------------
all times represent the legal, valid and binding obligation of the Customer and at the time it arose be enforceable in accordance with its terms, (ii) shall at no time be subject to (A) any defense, set-off or counter-claim, other than ones arising in the ordinary course of business for refunds or allowances resulting from damaged or non-complying merchandise, (B) any agreement prohibiting assignment or requiring notice of or consent to assignment, or (iii) shall arise out of a bonafide transaction, (iv) represented by any outstanding invoice shall require no further act on the part of Styrochem Finland Oy or any other Person to make it payable by the Customer, and (v) shall comply with all applicable laws.

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          (b) Patents, Etc. Styrochem Finland Oy  shall maintain, and diligently
              ------------
pursue all applications for, all patents, copyrights, trademarks, service marks, trade names and the like belonging to its business.

          Section 3.11 No Sales of Receivables.  Styrochem Finland Oy shall not
                       -----------------------
sell any Receivables or any interest therein, or pledge any Receivable in favour of any other Person than the Lenders, except as permitted under Section 1.04 above.

          Section 3.12 Collection. Styrochem Finland Oy shall endeavor to cause
                       ----------
to be collected from the Customer of each Receivable, as and when due (including, without limitation, Receivables which are delinquent, such Receivables to be collected in accordance with lawful collection procedures) any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable.

          C. Inventory.
             ---------

          Section 3.13 Nature of Inventory.  All Inventory shall at all times
                       -------------------
(i) be in good condition, (ii) meet all governmental standards applicable thereto or to its use or sale, and (ii) be currently either usable or salable in the ordinary course of Styrochem Finland Oy's business.

          Section 3.14 Records. Styrochem Finland Oy shall keep correct and
                       -------
accurate records of Inventory, itemizing and describing the kind, type, and quantity of Inventory, Styrochem Finland Oy's cost therefor and a current price list for such Inventory.

          Section 3.15 (a) No Sales of Inventory. Styrochem Finland Oy shall
                           ---------------------
without the prior written consent by the Agent not sell any Inventory or any interest therein except for sales in the ordinary course of its business.

          (b) Sales in Compliance With Applicable Law. All sales of Inventory
              ---------------------------------------
will be made in full compliance with all requirements of applicable law.


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

                                   ARTICLE 4

                REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT
                -----------------------------------------------

          If any Event of Default shall have occurred and be continuing, then and in such case:

          Section 4.01 (a) No Notice or Compensation. Each of the Lenders and
                           -------------------------
the Agent may exercise any or all of its rights and remedies hereunder and under applicable laws and regulations without (A) notice to or demand upon Styrochem Finland Oy, (B) resistance or interference by Styrochem Finland Oy and (C) payment of compensation of any kind to Styrochem Finland Oy .

          Section 4.02 Application of Proceeds. The Agent on behalf of itself
                       -----------------------
and all of the Lenders hereby commit themselves and their successors, transferees and assigns not to collect their claims under the Security Agreement from proceeds received from the realization of any fixed assets of Styrochem Finland Oy or other assets not constituting part of the Collateral. If at any time any of the Lenders or any of their successors, transferees or assigns receives any proceeds from the realization of any fixed assets of Styrochem Finland Oy or other assets not constituting part of the Collateral, such receiving party will immediately pay the full amount of such proceeds received to Styrochem Finland Oy.

                                   ARTICLE 5

                                 MISCELLANEOUS

          Section 5.01 Registration Charges. Styrochem Finland Oy will pay any
                       --------------------
and all registration and similar taxes, fees or charges, and shall indemnify each of the Lenders and the Agent against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement or any instrument, document or the like executed and delivered (i) in con-

                                       9
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nection with, or contemplated by, this Agreement, or (ii) in connection with any transaction in connection with or contemplated by this Agreement.

          Section 5.02 (a) Expenses of Styrochem Finland Oy's Agreements and
                           -------------------------------------------------
Duties.  Styrochem Finland Oy's agreements and duties hereunder and under the
------
other Collateral Documents shall be performed by it at its sole cost and expense.

          (b) Lenders' Right to Perform on Styrochem Finland Oy's Behalf. If
              ----------------------------------------------------------
Styrochem Finland Oy shall fail to do any act or thing which it has agreed to do hereunder or under the other Collateral Documents, or fails to observe or perform any agreement or obligation hereunder, or under the other Collateral Documents, the Agent may (but shall not be obligated to) do the same or cause it to be done or performed or observed, either in its name or in the name or on behalf of Styrochem Finland Oy, and Styrochem Finland Oy hereby irrevocably authorizes the Agent so to do.

          (c) Expenses; Indemnification. Styrochem Finland Oy shall pay, or
              -------------------------
reimburse the Agent for the ratable benefit of the Lenders for, all of the Lenders' reasonable costs and expenses (including fees and disbursements of legal counsel, appraisers, accountants, and other experts, employed or retained by the Lenders or the Agent) incurred, and indemnify and hold the Lenders and the Agent harmless from and against all losses suffered by the Lenders and the Agent in connection with, (i) the negotiation, preparation, execution and delivery of (A) this Agreement or any of the other Collateral Documents and (B) whether or not executed, any waiver, amendment or consent thereunder, (ii) consulting with respect to any matter in any way arising out of, related to, or connected with, this Agreement or any of the other Collateral Documents, including but not limited to the enforcement of any of the Obligations or the enforcement or defense by the Lenders and the Agent of the Security Interest as a valid first priority Business Mortgage , (iii) protecting, preserving, exercising or enforcing the rights of the Lenders under this Agreement or any of the other Collateral Documents, and (iv) any claim (whether asserted by the Lenders, Styrochem Finland Oy or any other entity), and the prosecution or defense thereof, in any way arising under, out of, related to, or connected with, this Agreement or any of the other Collateral Documents. Styrochem Finland Oy shall also pay (i) to the Agent for the ratable benefit of the Lenders its charges for all

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bank services performed by it for Styrochem Finland Oy at Styrochem Finland Oy's
request and (ii) all transfer, documentary, stamp and similar taxes, and all recording and filing fees, payable in connection with, arising out of, or in any way connected with, the execution, delivery or performance of this Agreement or any of the other Collateral Documents.

          Section 5.03 No Waivers of Rights Hereunder; Amendments.  No course of
                       ------------------------------------------
dealing or performance by the Agent or the Lenders, including any delay or forbearance by them in exercising any right hereunder or under any of the Collateral Documents, shall operate as a waiver by them of such right, or the amendment, release or novation of any provision hereof or thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver of any of their rights under, nor any amendment of any provision of, this Agreement or any of the Collateral Documents, shall be enforceable against the Lenders unless in writing and signed by an authorized officer of the Lenders, and unless it expressly refers to the right or provision affected; any such waiver shall be limited solely to the specific event waived.

          Section 5.04 Assignment. The Lenders may assign any or all of the
                       ----------
 Obligations and may transfer therewith any or all of the Collateral therefor and the transferee shall have the same rights with respect thereto as had the Lenders. Upon such transfer, the Lenders shall be released from all responsibility for the Collateral so transferred.

          Section 5.05 (a) Governing Law. This Agreement shall be governed by
                           -------------
 and interpreted and enforced in accordance with the laws of Finland, and the Lenders shall have the rights and remedies of a secured party under such laws.

          (b) Jurisdiction. All actions and proceedings in any way arising out
              ------------
of, related to, or connected with, this Agreement and any of the Collateral Documents shall be litigated in the District Court of Helsinki (Helsingin karajaoikeus) in Finland, and, in the case of any such commenced by the Lenders, in such other courts as the Lenders may select. Such courts are convenient forums for Styrochem Finland Oy and Styrochem Finland Oy submits to the personal jurisdiction of such courts.

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         (c)  Certain Waivers.  Styrochem Finland Oy waives the right to assert
              ---------------
in any action or proceeding between it and the Lenders any offsets or counterclaims which it may have.

         (d)  Manner of Payment and Performance.  All payments due to the
              ---------------------------------
Lenders hereunder, and all other terms, conditions, covenants and agreements to be observed or performed by Styrochem Finland Oy hereunder, shall be made, observed or performed by Styrochem Finland Oy without any reduction whatsoever, including but not limited to any reduction for any setoff, recoupment, counterclaim or tax.

         Section 5.06 Notices. Any notice or request hereunder may be given to
                      -------
Styro-chem Finland Oy or to the Agent as provided for in the Credit Agreement,
Section 15.6. Notice.

         Section 5.07 (a) This Agreement and the Collateral Documents shall be binding upon the heirs, executors, administrators, assigns or successors of Styrochem Finland Oy and shall inure to the benefit of and be enforceable by the Lenders, its successors, transferees and assigns.

         (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.


                                   ARTICLE 6

                                  DEFINITIONS
                                  -----------

         Section 6.01 (a) Certain Terms Defined by Reference. (i) All terms
                          ----------------------------------
defined in the Credit Agreement are used herein with the meanings therein given.

         (b) Other Defined Terms. For purpose of this Agreement:
             -------------------

"Agreement" means this Agreement.

"Business Mortgage" (translation of the Finnish word "Yrityskiinnitys") means a mortgage in certain property, as defined in Article 3 of the Act on Business Mortgages 24.8.1984/634 (in Finnish "Yrityskiinnityslaki") with amendments, of a Finnish business enterprise registered in the Finnish Trade Register.

"Collateral" means and includes all of Styrochem Finland Oy's Inventory, Receivables, General Intangibles (excluding tax refunds) as defined in the Credit Agreement and which Collateral is covered by a Business Mortgage pursuant to the Finnish Act on Business Mortgages 24.8.1984/634 with amendments.

"Collateral Documents" means agreements, documents and instruments related to, arising out of, or in any way connected with (a) this Agreement including but not limited to (i) each Promissory Note ("Panttivelkakirja") to be registered in the Finnish Business Mortgage Register and (ii) thereto related application form ("Yrityskiinnityshakemus") and , (b) any other agreement, document or instrument referred to in this clause (b), in each case whether now or hereafter executed.

"Person" means an individual, corporation, partnership, trust or unincorporated organization or a government or any agency or subdivision thereof.

"Promissory Note" means a Note granting either the holder of the note or the named creditor of the note, as the case may be, in accordance with Article 2 of the Act on Business Mortgages 24.8.1984/634 with amendments evidencing the consent of Styrochem Finland Oy to grant a registration of a claim for the capital, interest and collecting costs, in amounts which are determined in each Promissory Note.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the day and year first written above.

STYROCHEM FINLAND OY                     BANK OF AMERICA

By:/s/ R. Radcliffe Hastings             By:/s/ Donald J. Chin
   ____________________________             --------------------------
Name:R. Radcliffe Hastings               Name:Donald J Chin
Title: Authorized Representative         Title:Managing Director

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